UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES
EXCHANGE ACT OF 1934
(Amendment No.    )
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Filed by a Party other than the Registrant  ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12
HANESBRANDS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 22, 2014.
1000 EAST HANES MILL ROAD
WINSTON-SALEM, NC 27105

Meeting Information:
Meeting Type:	Annual Meeting
For holders as of:	February 18, 2014
Date:	April 22, 2014
Time:	8:30 a.m., Eastern time
Location:	Hanesbrands’ New York Design Center, 260 Madison Avenue, 14th floor, New York, New York 10016

You are receiving this Notice of Annual Meeting and Internet Availability because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT    ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow èXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)    BY INTERNET:     www.proxyvote.com
2)    BY TELEPHONE:     1-800-579-1639
3)    BY E-MAIL*:    sendmaterial@proxyvote.com
*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow èXXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 8, 2014 to facilitate timely delivery.
M66269-P46592
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: To attend the meeting in person, you must present an admission ticket and some form of government-issued photo identification (such as a valid driver's license or passport). At the meeting, you will need to request a ballot to vote these shares.
Authorize Your Proxy By Internet: To authorize your proxy now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow èXXXX XXXX XXXX available and follow the instructions.
Authorize Your Proxy By Mail: You can authorize your proxy by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors
Nominees:
01)    Bobby J. Griffin
02)    James C. Johnson
03)    Jessica T. Mathews
04)    Robert F. Moran
05)    J. Patrick Mulcahy
06)    Ronald L. Nelson
07)    Richard A. Noll
08)    Andrew J. Schindler
09)    Ann E. Ziegler
The Board of Directors recommends that you vote FOR the following proposals:

2.	To approve, on an advisory basis, executive compensation as described in the proxy statement for the Annual Meeting

3.	To ratify the appointment of PricewaterhouseCoopers LLP as Hanesbrands' independent registered public accounting firm for Hanesbrands' 2014 fiscal year